UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549



                                    FORM 8-K



                  CURRENT REPORT UNDER SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 March 22, 2005
                Date of report (Date of Earliest Event Reported)




                    TEXTAINER EQUIPMENT INCOME FUND VI, L.P.
             (Exact name of Registrant as specified in its charter)

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                 California                            0-22337                         94-3220152
        (State or other jurisdiction          (Commission file number)               (IRS Employer
      of incorporation or organization)                                            Identification No.)

      650 California Street, 16th Floor
             San Francisco, CA                                                            94108
  (Address of Principal Executive Offices)                                              (ZIP Code)


                                 (415) 434-0551
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))
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Item 1.01 Entry into a Material Definitive Agreement

Textainer Equipment Income Fund VI, L.P. (the "Partnership") entered into an asset sale agreement on November 30, 2004 to sell all, or substantially all, of its assets to RFH Limited, a company with limited liability organized under the laws of Bermuda ("RFH"). The asset sale agreement was subject to conditions, among others, requiring its approval by limited partners holding more than 50% of the Partnership's limited partnership units. The asset sale agreement was so approved by the limited partners at a special meeting held on March 21, 2005, and on that same date the asset sale agreement became binding on the Partnership as of its effective date of January 1, 2005. Closing of the asset sale agreement is scheduled to occur on March 31, 2005. See Item 8.01 below for voting results.

As part of the sale transaction, RFH has engaged Textainer Equipment Management Limited ("TEM"), one of the Partnership's general partners, to manage the containers RFH is buying, pursuant to a management agreement. The management agreement provides for RFH to pay monthly management fees to TEM based on the net operating income generated by the containers. The management fees vary depending on the type of lease that covers the containers. The management agreement also provides for the payment to TEM of a percentage of the sales proceeds resulting from the sale of any container, unless the sale is made to TEM (or an affiliate) or results from a casualty loss. The management agreement further provides for the payment of a percentage of the price of any additional containers purchased by TEM as agent for RFH. RFH can terminate the agreement in the event of material breaches by TEM, but otherwise the agreement continues until the sale or disposition, or destruction or loss, of the containers bought by RFH.

On March 21, 2005, five other limited partnerships managed by the Partnership's general partners approved similar asset sale agreements with RFH for the sale of substantially all of their assets. RFH also engaged TEM for the management of these containers under the terms outlined above.

The shareholders of RFH have had past contacts and business transactions with the general partners. These past contacts and business transactions are described under the caption "Past Contacts, Transactions and Negotiations Between the Partnership and RFH," on pages 26 to 27 of the Partnership's Proxy Statement for Special Meeting of Limited Partners, filed with the Commission on January 20, 2005, which information is herein incorporated by reference. The terms and conditions of the asset sale agreement with RFH are described on pages 14 through 20 of this same Proxy Statement, beginning with the caption "Summary of the Asset Sale Agreement and Related Agreements," and ending with the information under the caption, "Covenants of RFH and the Partnership," all of which information is herein incorporated by reference.

Item 8.01 Other Events

Proxies were solicited beginning in January of 2005 and a Special Meeting of Limited Partners was held on March 21, 2005. Matters for which proxies were solicited and votes taken at the Special Meeting were (i) the approval of the sale of substantially all of the assets of the Partnership for cash and the authorization of the dissolution, winding up and termination of the Partnership (the "Asset Sale Proposal"); (ii) the approval of certain amendments to the Partnership's limited partnership agreement giving the managing general partner the power and authority to sell the Partnership's assets if the proposed asset sale is not completed (the "Amendment Proposal"); and (iii) the adjournment of the special meeting to solicit additional proxies, if necessary (the "Adjournment Proposal".)

As of January 20, 2005, the record date of the Special Meeting of Limited Partners, there were 1,848,397 limited partner units outstanding and eligible to vote. A total of 1,195,571 units were represented by valid proxies at the meeting.


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The following details the number of votes cast for, and against,  as well as the number of abstentions on each proposal made at the Special Meeting of Limited Partners, held on March 21, 2005:

                                                    For          Against       Abstain
                                                    ---          -------       -------
Proposal 1:  Asset Sale Proposal:               1,059,652        111,053        24,866
Proposal 2:  Amendment Proposal:                1,023,618        146,712        25,241
Proposal 3:  Adjournment Proposal:              1,050,307        116,648        28,616

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Item 9.01 Financial Statement and Exhibits

(c) Exhibits
Exhibit 99.1. The following sections from the Partnership's Proxy Statement for Special Meeting of the Limited Partners as filed with the Commission on January 20, 2005 are incorporated by reference: (i) beginning with the caption, "Summary of the Asset Sale Agreement and Related Agreements," and ending with the information under the caption, "Covenants of RFH and the Partnership," from pages 14 through 20, and (ii) the information under the caption, "Past Contacts, Transactions and Negotiations Between the Partnership and RFH," from pages 26 through 27.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 TEXTAINER EQUIPMENT INCOME FUND VI, L.P.
                                 A California Limited Partnership

                                 By Textainer Capital Corporation
                                 The Managing General Partner



                              By _______________________________________________
                                 Ernest J. Furtado
                                 Chief Financial Officer, Senior Vice President,
                                       Secretary and Director

Date:  March 22, 2005



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 TEXTAINER EQUIPMENT INCOME FUND VI, L.P.
                                 A California Limited Partnership

                                 By Textainer Capital Corporation
                                 The Managing General Partner



                              By /s/ Ernest J. Furtado
                                 _______________________________________________
                                 Ernest J. Furtado
                                 Chief Financial Officer, Senior Vice President,
                                       Secretary and Director

Date:  March 22, 2005